Exhibit 10.5

Activision Publishing, Inc.

3100 Ocean Park Boulevard

Santa Monica, California 90405

June 15, 2005

Ron Doornink

872 9th Street

Manhattan Beach, CA 90266

Dear Ron,

Reference is made to your employment agreement dated as of July 22, 2002, as previously amended by that Amendment No. 1 to employment agreement, effective as of February 27, 2003 and by that certain letter dated June 1, 2004 (collectively “Agreement”) with Activision Publishing, Inc. (“Employer”). This is to confirm our mutual agreement that, with the commencement of Michael Griffith’s employment with Employer, your title at Employer will be Chairman and that you will no longer have the titles of President or Chief Executive Officer of Employer. Except as so amended by this letter, the Agreement remains in full force and effect.

If the forgoing correctly sets forth our mutual understanding, please so indicate by signing below.

Sincerely

ACTIVISION PUBLISHING, INC.

By:	/s/ George Rose
Sr. Vice President
General Counsel

ACCEPTED AND AGREED TO:

/s/ Ron Doornink
Ron Doornink